EXHIBIT 99.1
For More Information:
Investor contact: Aaron Pearce 414-438-6895
Media contact: Carole Herbstreit 414-438-6882

For Immediate Release

Brady Corporation Reports Fiscal 2014 Second Quarter Results

MILWAUKEE (February 20, 2014)--Brady Corporation (NYSE: BRC) (“Brady” or “Company”), a world leader in identification solutions, today reported its financial results for the fiscal 2014 second quarter ended January 31, 2014.

Quarter Ended January 31, 2014 Financial Results:
Sales from continuing operations for the quarter ended January 31, 2014 were up 6.8 percent to $291.2 million compared to $272.7 million in the second quarter of fiscal 2013. Organic sales were down 1.1 percent, the acquisition of Precision Dynamics Corporation (“PDC”) added 8.5 percent to sales, and the impact of foreign currency translation decreased sales by 0.6 percent. By segment, organic sales were up 2.5 percent in Identification Solutions and down 6.8 percent in Workplace Safety.
Net earnings for the quarter ended January 31, 2014 were $16.4 million compared to a net loss of $8.7 million in the same quarter last year. Net earnings from continuing operations for the quarter ended January 31, 2014, were $10.5 million compared to a loss of $10.7 million in the same quarter last year. Non-GAAP net earnings from continuing operations* for the fiscal 2014 second quarter ended January 31, 2014, were $13.4 million compared to $19.6 million in the same quarter last year.
Net earnings (loss) per Class A Nonvoting Common Share were $0.31 for the second quarter ended January 31, 2014 compared to $(0.17) in the same quarter last year. Earnings (loss) from continuing operations per diluted Class A Nonvoting Common Share were $0.20 for the second quarter of fiscal 2014 compared to $(0.21) in the same quarter last year. Non-GAAP earnings from continuing operations per diluted Class A Nonvoting Common Share* were $0.25 in the second quarter of fiscal 2014 and $0.38 per share in the second quarter of fiscal 2013.

Six-Month Period Ended January 31, 2014 Financial Results:
Sales from continuing operations for the six-month period ended January 31, 2014 were up 9.9 percent to $598.7 million compared to $544.7 million in the same period in fiscal 2013. Organic sales were down 1.6 percent, the acquisition of Precision Dynamics Corporation (“PDC”) added 12.0 percent to sales, and the impact of foreign currency translation decreased sales by 0.5 percent. By segment, organic sales were up 2.9 percent in Identification Solutions and down 8.4 percent in Workplace Safety.
Net earnings for the six-month period ended January 31, 2014 were $40.4 million compared to $18.5 million in the same six-month period last year. Net earnings from continuing operations for the six-month period ended January 31, 2014, were $28.7 million compared to $15.6 million in the same six-month period last year.

Non-GAAP net earnings from continuing operations* for the six-month period ended January 31, 2014, were $36.2 million compared to $45.8 million in the same six-month period last year.
Net earnings per Class A Nonvoting Common Share were $0.77 for the six-month period ended January 31, 2014 compared to $0.36 in the same six-month period last year. Earnings from continuing operations per diluted Class A Nonvoting Common Share were $0.55 for the six-month period ended January 31, 2014 compared to $0.30 in the same six-month period last year. Non-GAAP earnings from continuing operations per diluted Class A Nonvoting Common Share* were $0.69 in the six-month period ended January 31, 2014 and $0.89 per share in the six-month period ended January 31, 2013.

Commentary and Guidance:
“Our Identification Solutions business continued its steady revenue performance in the second quarter with 2.5 percent organic sales growth and 15.8 percent growth including sales from the PDC acquisition. During the quarter, sales in our Workplace Safety platform were down 7.7 percent which was below our expectations. We have been accelerating investments in our Workplace Safety business to drive organic sales growth. These investments are aimed at improving our e-commerce capabilities, expanding our product offerings and enhancing our overall value proposition which has resulted in an increase in new customers for the group. While we are investing to increase our competitiveness, we are balancing our investments to ensure more profitable growth over the long term,” said Brady’s Chief Financial Officer and Interim President and Chief Executive Officer, Thomas J. Felmer. “We have seen improvements in our Asian and European Identification Solutions’ results and continue to see growth opportunities driven by our new product pipeline and increased focus on industries such as healthcare; food and beverage; chemical, oil and gas; and aerospace and mass transit.”
The Company anticipates organic sales from continuing operations to range from a slight contraction to low single-digit growth for the full year ending July 31, 2014. The Company anticipates its earnings from continuing operations per diluted Class A Nonvoting Common Share to range from $1.55 to $1.75, exclusive of restructuring charges. This guidance is based on current exchange rates, a full-year income tax rate in the mid-to-upper 20 percent range, depreciation and amortization of approximately $45 to $50 million, and approximately $22 million of restructuring charges in fiscal 2014. Our guidance also includes capital expenditures of approximately $40 million in fiscal 2014.
A webcast regarding Brady’s fiscal 2014 second quarter financial results will be available at www.bradycorp.com beginning at 9:30 a.m. Central Time today.
Brady Corporation is an international manufacturer and marketer of complete solutions that identify and protect premises, products and people. Brady’s products help customers increase safety, security, productivity and performance and include high-performance labels, signs, safety devices, printing systems and software, and precision die-cut materials. Founded in 1914, the company has a diverse customer base in electronics, telecommunications, manufacturing, electrical, construction, education, medical and a variety of other industries. Brady is headquartered in Milwaukee, Wisconsin and as of July 31, 2013, employed approximately 7,400 people in its worldwide businesses. Brady’s fiscal 2013 sales were approximately $1.15 billion. Brady stock trades on the

New York Stock Exchange under the symbol BRC. More information is available on the Internet at www.bradycorp.com.

* See accompanying notes for non-GAAP measures.

###
In this news release, statements that are not reported financial results or other historic information are “forward-looking statements.” These forward-looking statements relate to, among other things, the Company's future financial position, business strategy, targets, projected sales, costs, earnings, capital expenditures, debt levels and cash flows, and plans and objectives of management for future operations.

The use of words such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe,” “should,” “project” or “plan” or similar terminology are generally intended to identify forward-looking statements. These forward-looking statements by their nature address matters that are, to different degrees, uncertain and are subject to risks, assumptions, and other factors, some of which are beyond Brady's control, that could cause actual results to differ materially from those expressed or implied by such forward-looking statements. For Brady, uncertainties arise from: Implementation of the Workplace Safety strategy; the length or severity of the current worldwide economic downturn or timing or strength of a subsequent recovery; future financial performance of major markets Brady serves, which include, without limitation, telecommunications, hard disk drive, manufacturing, electrical, construction, laboratory, education, governmental, public utility, computer, healthcare and transportation; future competition; changes in the supply of, or price for, parts and components; increased price pressure from suppliers and customers; Brady's ability to retain significant contracts and customers; fluctuations in currency rates versus the U.S. dollar; risks associated with international operations; difficulties associated with exports; risks associated with obtaining governmental approvals and maintaining regulatory compliance; Brady's ability to develop and successfully market new products; risks associated with identifying, completing, and integrating acquisitions; risks associated with divestitures and businesses held for sale; risks associated with restructuring plans; environmental, health and safety compliance costs and liabilities; risk associated with loss of key talent; risk associated with product liability claims; technology changes and potential security violations to the Company's information technology systems; Brady's ability to maintain compliance with its debt covenants; increase in our level of debt; potential write-offs of Brady's substantial intangible assets; unforeseen tax consequences; risk, associated with our ownership structure; and numerous other matters of national, regional and global scale, including those of a political, economic, business, competitive, and regulatory nature contained from time to time in Brady's U.S. Securities and Exchange Commission filings, including, but not limited to, those factors listed in the “Risk Factors” section within Item 1A of Part I of Brady’s Form 10-K for the year ended July 31, 2013.

These uncertainties may cause Brady's actual future results to be materially different than those expressed in its forward-looking statements. Brady does not undertake to update its forward-looking statements except as required by law.

BRADY CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF EARNINGS
(Dollars in thousands, except per share data

	(Unaudited)		(Unaudited)
	Three months ended January 31,		Six months ended January 31,
	2014	2013	2014	2013
Net sales	$291,194	$272,702	$598,724	$544,717
Cost of products sold	148,658	130,811	298,341	252,641
Gross margin	142,536	141,891	300,383	292,076
Operating expenses:
Research and development	8,440	8,213	17,027	16,100
Selling, general and administrative	111,426	109,948	224,159	209,010
Restructuring charges	4,324	1,933	11,163	1,933
Total operating expenses	124,190	120,094	252,349	227,043

Operating income	18,346	21,797	48,034	65,033

Other income and (expense):
Investment and other income	255	898	1,017	1,294
Interest expense	(3,676)	(4,406)	(7,397)	(8,569)

Earnings from continuing operations before income taxes	14,925	18,289	41,654	57,758

Income tax expense	4,408	28,960	13,002	42,138

Earnings (loss) from continuing operations	$10,517	$(10,671)	$28,652	$15,620

Earnings from discontinued operations, net of income taxes	5,907	1,987	11,701	2,884

Net earnings (loss)	$16,424	$(8,684)	$40,353	$18,504

Earnings (loss) from continuing operations per Class A Nonvoting Common Share:
Basic	$0.20	$(0.21)	$0.55	$0.30
Diluted	$0.20	$(0.21)	$0.55	$0.30

Earnings (loss) from continuing operations per Class B Voting Common Share:
Basic	$0.20	$(0.21)	$0.53	$0.29
Diluted	$0.20	$(0.21)	$0.53	$0.29

Earnings from discontinued operations per Class A Nonvoting Common Share:
Basic	$0.11	$0.04	$0.22	$0.06
Diluted	$0.11	$0.04	$0.22	$0.06

Earnings from discontinued operations per Class B Voting Common Share:
Basic	$0.11	$0.04	$0.23	$0.05
Diluted	$0.11	$0.04	$0.22	$0.05

Net earnings (loss) per Class A Nonvoting Common Share:
Basic	$0.31	$(0.17)	$0.77	$0.36
Diluted	$0.31	$(0.17)	$0.77	$0.36
Dividends	$0.195	$0.19	$0.39	$0.38

Net earnings (loss) per Class B Voting Common Share:
Basic	$0.31	$(0.17)	$0.76	$0.34
Diluted	$0.31	$(0.17)	$0.75	$0.34
Dividends	$0.195	$0.19	$0.373	$0.36

Weighted average common shares outstanding (in thousands):
Basic	52,208	51,177	52,140	51,108
Diluted	52,494	51,177	52,457	51,507

BRADY CORPORATION AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(Dollars in thousands)

	(Unaudited)
	January 31, 2014	July 31, 2013
ASSETS
Current assets:
Cash and cash equivalents	$79,116	$91,058
Accounts receivable—net	168,037	169,261
Inventories:
Finished products	68,170	64,544
Work-in-process	16,077	14,776
Raw materials and supplies	19,869	15,387
Total inventories	104,116	94,707
Assets held for sale	124,508	119,864
Prepaid expenses and other current assets	44,120	37,600
Total current assets	519,897	512,490
Other assets:
Goodwill	615,404	617,236
Other intangible assets	146,859	156,851
Deferred income taxes	9,449	8,623
Other	21,915	21,325
Property, plant and equipment:
Cost:
Land	7,738	7,861
Buildings and improvements	92,886	91,471
Machinery and equipment	272,128	266,787
Construction in progress	15,931	11,842
	388,683	377,961
Less accumulated depreciation	264,167	255,803
Property, plant and equipment—net	124,516	122,158
Total	$1,438,040	$1,438,683
LIABILITIES AND STOCKHOLDERS’ INVESTMENT
Current liabilities:
Notes payable	$23,946	$50,613
Accounts payable	86,918	82,519
Wages and amounts withheld from employees	36,386	42,413
Liabilities held for sale	31,755	34,583
Taxes, other than income taxes	7,028	8,243
Accrued income taxes	5,383	7,056
Other current liabilities	36,971	36,806
Current maturities on long-term debt	61,264	61,264
Total current liabilities	289,651	323,497
Long-term obligations, less current maturities	203,063	201,150
Other liabilities	81,896	83,239
Total liabilities	574,610	607,886
Stockholders’ investment:
Class A nonvoting common stock—Issued 51,261,487 and 51,261,487 shares, respectively and outstanding 48,828,416 and 48,408,544 shares, respectively	513	513
Class B voting common stock—Issued and outstanding, 3,538,628 shares	35	35
Additional paid-in capital	313,963	306,191
Earnings retained in the business	558,494	538,512
Treasury stock—2,353,071 and 2,626,276 shares, respectively of Class A nonvoting common stock, at cost	(64,346)	(69,797)
Accumulated other comprehensive income	54,427	56,063
Other	344	(720)
Total stockholders’ investment	863,430	830,797
Total	$1,438,040	$1,438,683

BRADY CORPORATION AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF CASH FLOWS
(Dollars in thousands)

	(Unaudited)
	Six months ended January 31,
	2014	2013
Operating activities:
Net earnings	$40,353	$18,504
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	22,342	22,046
Non-cash portion of stock-based compensation expense	4,377	6,868
Non-cash portion of restructuring charges	97	200
Loss on sales of businesses	—	3,138
Deferred income taxes	(2,402)	26,050
Changes in operating assets and liabilities (net of effects of business acquisitions/divestitures):
Accounts receivable	(1,418)	(5,418)
Inventories	(8,754)	(4,475)
Prepaid expenses and other assets	(3,505)	(2,772)
Accounts payable and accrued liabilities	(7,263)	(13,629)
Income taxes	(2,050)	(6,318)
Net cash provided by operating activities	41,777	44,194

Investing activities:
Purchases of property, plant and equipment	(17,607)	(15,667)
Acquisition of business, net of cash acquired	—	(300,757)
Sales of businesses, net of cash retained	—	10,178
Other	89	(549)
Net cash used in investing activities	(17,518)	(306,795)

Financing activities:
Payment of dividends	(20,370)	(19,499)
Proceeds from issuance of common stock	10,894	4,409
Purchase of treasury stock	—	(5,121)
Proceeds from borrowing on notes payable	—	220,000
Repayment of borrowing on notes payable	(30,000)	(112,472)
Proceeds from borrowings on line of credit	3,187	—
Income tax on the exercise of stock options and deferred compensation distributions, and other	(984)	1,273
Net cash (used in) provided by financing activities	(37,273)	88,590

Effect of exchange rate changes on cash	1,072	9,422

Net decrease in cash and cash equivalents	(11,942)	(164,589)
Cash and cash equivalents, beginning of period	91,058	305,900

Cash and cash equivalents, end of period	$79,116	$141,311

Supplemental disclosures of cash flow information:
Cash paid during the period for:
Interest, net of capitalized interest	$7,283	$7,866
Income taxes, net of refunds	14,083	19,964
Acquisitions:
Fair value of assets acquired, net of cash	—	$168,674
Liabilities assumed	—	(57,859)
Goodwill	—	189,942
Net cash paid for acquisitions	—	$300,757

BRADY CORPORATION AND SUBSIDIARIES
SEGMENT INFORMATION
(Dollars in thousands)

	Three months ended January 31,		Six months ended January 31,
	2014	2013	2014	2013
SALES TO EXTERNAL CUSTOMERS
ID Solutions	$194,732	$168,234	$404,278	$330,627
Workplace Safety	96,462	104,468	194,446	214,090
Total	$291,194	$272,702	$598,724	$544,717

SALES INFORMATION
ID Solutions
Organic	2.5%	1.8%	2.9%	1.4%
Currency	(0.5)%	(0.5)%	(0.4)%	(1.5)%
Acquisitions	13.8%	11.1%	19.8%	5.5%
Total	15.8%	12.4%	22.3%	5.4%
Workplace Safety
Organic	(6.8)%	(7.0)%	(8.4)%	(5.1)%
Currency	(0.9)%	0.4%	(0.8)%	(1.0)%
Acquisitions	—%	5.1%	—%	5.5%
Total	(7.7)%	(1.5)%	(9.2)%	(0.6)%
Total Company
Organic	(1.1)%	(1.8)%	(1.6)%	(1.3)%
Currency	(0.6)%	(0.1)%	(0.5)%	(1.3)%
Acquisitions	8.5%	8.6%	12.0%	5.5%
Total	6.8%	6.7%	9.9%	2.9%

SEGMENT PROFIT
ID Solutions	$37,526	$34,643	$88,493	$79,223
Workplace Safety	14,668	23,600	33,042	51,429
Total	$52,194	$58,243	$121,535	$130,652
SEGMENT PROFIT AS A PERCENT OF SALES
ID Solutions	19.3%	20.6%	21.9%	24.0%
Workplace Safety	15.2%	22.6%	17.0%	24.0%
Total	17.9%	21.4%	20.3%	24.0%

	Three months ended January 31,		Six months ended January 31,
	2014	2013	2014	2013
Total segment profit	$52,194	$58,243	$121,535	$130,652
Unallocated amounts:
Administrative costs	(29,524)	(34,513)	(62,338)	(63,686)
Restructuring charges	(4,324)	(1,933)	(11,163)	(1,933)
Investment and other income	255	898	1,017	1,294
Interest expense	(3,676)	(4,406)	(7,397)	(8,569)
Earnings from continuing operations before income taxes	$14,925	$18,289	$41,654	$57,758

BRADY CORPORATION AND SUBSIDIARIES
SEGMENT INFORMATION BY QUARTER
(Dollars in thousands)

	Fiscal 2014			Fiscal 2013
	Q1	Q2	Q2 YTD	Q1	Q2	Q2 YTD	Q3	Q4	Full Year

SALES TO EXTERNAL CUSTOMERS
Identification Solutions	$209,546	$194,732	$404,278	$162,393	$168,234	$330,627	$197,417	$211,071	$739,115
Workplace Safety	97,984	96,462	194,446	109,622	104,468	214,090	105,066	99,521	418,677
Total Company	$307,530	$291,194	$598,724	$272,015	$272,702	$544,717	$302,483	$310,592	$1,157,792

SALES INFORMATION
Identification Solutions
Organic	3.3%	2.5%	2.9%	0.9%	1.8%	1.4%	(1.9)%	2.3%	0.8%
Currency	(0.3)%	(0.5)%	(0.4)%	(2.4)%	(0.5)%	(1.5)%	(1.0)%	0.2%	(1.0)%
Acquisitions	26.0%	13.8%	19.8%	0.4%	11.1%	5.5%	25.3%	28.2%	16.3%
Total	29.0%	15.8%	22.3%	(1.1)%	12.4%	5.4%	22.4%	30.7%	16.1%

Workplace Safety
Organic	(10.0)%	(6.8)%	(8.4)%	(3.3)%	(7.0)%	(5.1)%	(9.0)%	(8.6)%	(7.0)%
Currency	(0.6)%	(0.9)%	(0.8)%	(2.3)%	0.4%	(1.0)%	(1.1)%	0.1%	(0.7)%
Acquisitions	—%	—%	—%	5.8%	5.1%	5.5%	5.0%	—%	4.0%
Total	(10.6)%	(7.7)%	(9.2)%	0.2%	(1.5)%	(0.6)%	(5.1)%	(8.5)%	(3.7)%

Total Company
Organic	(2.1)%	(1.1)%	(1.6)%	(0.8)%	(1.8)%	(1.3)%	(4.8)%	(2.1)%	(2.4)%
Currency	(0.4)%	(0.6)%	(0.5)%	(2.4)%	(0.1)%	(1.3)%	(1.0)%	0.1%	(0.8)%
Acquisitions	15.6%	8.5%	12.0%	2.6%	8.6%	5.5%	17.0%	16.9%	11.3%
Total	13.1%	6.8%	9.9%	(0.6)%	6.7%	2.9%	11.2%	14.9%	8.1%

SEGMENT PROFIT
Identification Solutions	$50,967	$37,526	$88,493	$44,581	$34,643	$79,223	$46,787	$48,379	$174,390
Workplace Safety	18,374	14,668	33,042	27,829	23,600	51,429	23,453	20,359	95,241
Total Company	$69,341	$52,194	$121,535	$72,410	$58,243	$130,652	$70,240	$68,738	$269,631

SEGMENT PROFIT AS PERCENT OF SALES
Identification Solutions	24.3%	19.3%	21.9%	27.5%	20.6%	24.0%	23.7%	22.9%	23.6%
Workplace Safety	18.8%	15.2%	17.0%	25.4%	22.6%	24.0%	22.3%	20.5%	22.7%
Total Company	22.5%	17.9%	20.3%	26.6%	21.4%	24.0%	23.2%	22.1%	23.3%

Net Earnings Reconciliation
Total segment profit	$69,341	$52,194	$121,535	$72,410	$58,243	$130,652	$70,240	$68,738	$269,631
Unallocated Amounts:
Administrative costs	(32,813)	(29,524)	(62,338)	(29,173)	(34,513)	(63,686)	(30,764)	(27,242)	(121,692)
Restructuring charges	(6,839)	(4,324)	(11,163)	—	(1,933)	(1,933)	(8,540)	(15,573)	(26,046)
Impairment charges	—	—	—	—	—	—	—	(204,448)	(204,448)
Investment and other income	761	255	1,017	395	898	1,294	1,132	1,098	3,523
Interest expense	(3,721)	(3,676)	(7,397)	(4,163)	(4,406)	(8,569)	(4,186)	(3,887)	(16,642)
Earnings (loss) from continuing operations before income taxes	$26,729	$14,925	$41,654	$39,469	$18,289	$57,758	$27,882	$(181,314)	$(95,674)

NON-GAAP MEASURES
(Dollars in Thousands, Except Per Share Amounts)

In accordance with the U.S. Securities and Exchange Commission’s Regulation G, the following provides definitions of the non-GAAP measures used in the earnings release and the reconciliation to the most closely related GAAP measure.

EBITDA from Continuing Operations

Brady is presenting EBITDA from Continuing Operations because it is used by many of our investors and lenders, and is presented as a convenience to them. EBITDA from Continuing Operations represents earnings (loss) from continuing operations before interest expense, income taxes, depreciation, amortization and impairment charges. EBITDA from Continuing Operations is not a calculation based on generally accepted accounting principles ("GAAP"). The amounts included in the EBITDA from Continuing Operations calculation, however, are derived from amounts included in the Consolidated Financial Statements and supporting footnote disclosures. EBITDA from Continuing Operations should not be considered as an alternative to net earnings or operating income as an indicator of the Company's operating performance, or as an alternative to net cash provided by operating activities as a measure of liquidity. The EBITDA from Continuing Operations measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

	Fiscal 2014

	Q1	Q2	Q3	Q4	Total
EBITDA from Continuing Operations:
Earnings from continuing operations	$18,135	$10,517			$28,652
Interest expense	3,721	3,676			7,397
Income taxes	8,594	4,408			13,002
Depreciation and amortization	10,878	11,464			22,342
EBITDA from Continuing Operations (non-GAAP measure)	$41,328	$30,065			$71,393

	Fiscal 2013

	Q1	Q2	Q3	Q4	Total
EBITDA from Continuing Operations:
Earnings (loss) from continuing operations	$26,291	$(10,671)	$21,680	$(175,557)	$(138,257)
Interest expense	4,163	4,406	4,186	3,886	16,641
Income taxes	13,178	28,960	6,202	(5,757)	42,583
Depreciation and amortization	7,401	8,773	11,650	12,103	39,927
Intangible asset write-down in restructuring charges	—	—	3,207	—	3,207
Impairment charges	—	—	—	204,448	204,448
EBITDA from Continuing Operations (non-GAAP measure)	$51,033	$31,468	$46,925	$39,123	$168,549

NON-GAAP MEASURES
(Dollars in Thousands, Except Per Share Amounts)

EBITDA from Discontinued Operations

Brady is presenting EBITDA from Discontinued Operations because it is used by many of our investors and lenders, and is presented as a convenience to them. EBITDA from Discontinued Operations represents earnings (loss) from discontinued operations before interest expense, income taxes, depreciation, amortization, and impairment charges. EBITDA from Discontinued Operations is not a calculation based on generally accepted accounting principles ("GAAP"). The amounts included in the EBITDA from Discontinued Operations calculation, however, are derived from amounts included in the Consolidated Financial Statements and supporting footnote disclosures. EBITDA from Discontinued Operations should not be considered as an alternative to net earnings or operating income as an indicator of the Company's operating performance, or as an alternative to net cash provided by operating activities as a measure of liquidity. The EBITDA from Discontinued Operations measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

	Fiscal 2014

	Q1	Q2	Q3	Q4	Total
EBITDA from Discontinued Operations:
Earnings from discontinued operations	$5,794	$5,907			$11,701
Interest expense	—	—			—
Income taxes	2,535	(1,475)			1,060
Depreciation and amortization	—	—			—
EBITDA from Discontinued Operations (non-GAAP measure)	$8,329	$4,432			$12,761

	Fiscal 2013

	Q1	Q2	Q3	Q4	Total
EBITDA from Discontinued Operations:
Earnings (loss) from discontinued operations	$897	$1,987	$(17,447)	$(1,714)	$(16,277)
Interest expense	—	—	—	—	—
Income taxes	303	1,666	1,393	1,340	4,702
Depreciation and amortization	2,991	2,881	2,926	—	8,798
Loss on write-down of assets held for sale	—	—	15,658	—	15,658
EBITDA from Discontinued Operations (non-GAAP measure)	$4,191	$6,534	$2,530	$(374)	$12,881

NON-GAAP MEASURES
(Dollars in Thousands, Except Per Share Amounts)

EBITDA:

Brady is presenting EBITDA because it is used by many of our investors and lenders, and is presented as a convenience to them. EBITDA represents net earnings (loss) before interest expense, income taxes, depreciation, amortization and impairment charges. EBITDA is not a calculation based on generally accepted accounting principles ("GAAP"). The amounts included in the EBITDA calculation, however, are derived from amounts included in the Consolidated Financial Statements and supporting footnote disclosures. EBITDA should not be considered as an alternative to net earnings or operating income as an indicator of the Company's operating performance, or as an alternative to net cash provided by operating activities as a measure of liquidity. The EBITDA measure presented may not always be comparable to similarly titled measures reported by other companies due to differences in the components of the calculation.

	Fiscal 2014

	Q1	Q2	Q3	Q4	Total
EBITDA:
Net earnings	$23,929	$16,424			$40,353
Interest expense	3,721	3,676			7,397
Income taxes	11,129	2,933			14,062
Depreciation and amortization	10,878	11,464			22,342
EBITDA (non-GAAP measure)	$49,657	$34,497			$84,154

	Fiscal 2013

	Q1	Q2	Q3	Q4	Total
EBITDA:
Net earnings (loss)	$27,188	$(8,684)	$4,233	$(177,271)	$(154,534)
Interest expense	4,163	4,406	4,186	3,886	16,641
Income taxes	13,481	30,626	7,595	(4,417)	47,285
Depreciation and amortization	10,392	11,654	14,576	12,103	48,725
Intangible asset write-down in restructuring charges	—	—	3,207	—	3,207
Loss on write-down of assets held for sale	—	—	15,658	—	15,658
Impairment charges	—	—	—	204,448	204,448
EBITDA (non-GAAP measure)	$55,224	$38,002	$49,455	$38,749	$181,430

Earnings from Continuing Operations Before Income Taxes Excluding Certain Items:

Brady is presenting the Non-GAAP measure "Earnings from Continuing Operations Before Income Taxes Excluding Certain Items." This is not a calculation based upon GAAP. The amounts included in this Non-GAAP measure are derived from amounts included in the Consolidated Financial Statements and supporting footnote disclosures. We do not view these items to be part of our sustainable results. We believe this profit measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of Earnings from Continuing Operations Before Income Taxes to Earnings from Continuing Operations Before Income Taxes Excluding Certain Items:

	Three Months Ended January 31,		Six Months Ended January 31,
	2014	2013	2014	2013
Earnings from Continuing Operations Before Income Taxes (GAAP Measure)	$14,925	$18,289	$41,654	$57,758
Cost of goods sold:
Purchase accounting expense related to inventory	—	1,530	—	1,530
Selling, general and administrative:
PDC acquisition-related expenses	—	3,600	—	3,600
Restructuring charges	4,324	1,933	11,163	1,933
Non-cash income tax charges related to PDC funding	—	—	—	—
Earnings from Continuing Operations Before Income Taxes Excluding Certain Items (non-GAAP measure)	$19,249	$25,352	$52,817	$64,821

NON-GAAP MEASURES
(Dollars in Thousands, Except Per Share Amounts)

Income Taxes on Continuing Operations Excluding Certain Items:
Brady is presenting the Non-GAAP measure "Income Taxes on Continuing Operations Excluding Certain Items." This is not a calculation based upon GAAP. The amounts included in this Non-GAAP measure are derived from amounts included in the Consolidated Financial Statements and supporting footnote disclosures. We do not view these items to be part of our sustainable results. We believe this measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of Income Taxes on Continuing Operations to Income Taxes on Continuing Operations Excluding Certain Items:

	Three Months Ended January 31,		Six Months Ended January 31,
	2014	2013	2014	2013
Income Taxes on Continuing Operations (GAAP measure)	$4,408	$28,960	$13,002	$42,138
Cost of goods sold:
Purchase accounting expense related to inventory	—	581	—	581
Selling, general and administrative:
PDC acquisition-related expenses	—	641	—	641
Restructuring charges	1,481	617	3,611	617
Non-cash income tax charges related to PDC funding	—	(25,000)	—	(25,000)
Income Taxes on Continuing Operations Excluding Certain Items (non-GAAP measure)	$5,889	$5,799	$16,613	$18,977

Net Earnings from Continuing Operations Excluding Certain Items:

Brady is presenting the Non-GAAP measure "Net Earnings from Continuing Operations Excluding Certain Items." This is not a calculation based upon GAAP. The amounts included in this Non-GAAP measure are derived from amounts included in the Consolidated Financial Statements and supporting footnote disclosures. We do not view these items to be part of our sustainable results. We believe this measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of Net Earnings from Continuing Operations to Net Earnings from Continuing Operations Excluding Certain Items:

	Three Months Ended January 31,		Six Months Ended January 31,
	2014	2013	2014	2013
Net Earnings (Loss) from Continuing Operations (GAAP measure)	$10,517	$(10,671)	$28,652	$15,620
Cost of goods sold:
Purchase accounting expense related to inventory	—	949	—	949
Selling, general and administrative:
PDC acquisition-related expenses	—	2,959	—	2,959
Restructuring charges	2,843	1,316	7,552	1,316
Non-cash income tax charges related to PDC funding	—	25,000	—	25,000
Net Earnings from Continuing Operations Excluding Certain Items (non-GAAP measure)	$13,360	$19,553	$36,204	$45,844

NON-GAAP MEASURES
(Dollars in Thousands, Except Per Share Amounts)

Net Earnings from Continuing Operations Per Diluted Class A Nonvoting Common Share Excluding Certain Items:
Brady is presenting the Non-GAAP measure "Net Earnings from Continuing Operations Per Diluted Class A Nonvoting Common Share Excluding Certain Items." This is not a calculation based upon GAAP. The amounts included in this Non-GAAP measure are derived from amounts included in the Consolidated Financial Statements and supporting footnote disclosures. We do not view these items to be part of our sustainable results. We believe this measure provides an important perspective of underlying business trends and results and provides a more comparable measure from year to year. The table below provides a reconciliation of Net Earnings from Continuing Operations Per Diluted Class A Nonvoting Common Share to Net Earnings from Continuing Operations Per Diluted Class A Nonvoting Common Share Excluding Certain Items:

	Three Months Ended January 31,		Six Months Ended January 31,
	2014	2013	2014	2013
Net Earnings (Loss) from Continuing Operations Per Diluted Class A Nonvoting Common Share (GAAP measure)	$0.20	$(0.21)	$0.55	$0.30
Cost of goods sold:
Purchase accounting expense related to inventory	—	0.02	—	0.02
Selling, general and administrative:
PDC acquisition-related expenses	—	0.06	—	0.06
Restructuring charges	0.05	0.03	0.14	0.03
Non-cash income tax charges related to PDC funding	—	0.49	—	0.49
Net Earnings from Continuing Operations Excluding Certain Items Per Diluted Class A Nonvoting Common Share (non-GAAP measure)	$0.25	$0.38	$0.69	$0.89